UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported): AUGUST 3, 2005

                               GRIFFON CORPORATION
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                      1-6620                    11-1893410
        --------                      ------                    ----------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)           Identification Number)


       100 JERICHO QUADRANGLE, JERICHO, NEW YORK                11753
       -----------------------------------------                -----
       (Address of Principal Executive Offices)               (Zip Code)


                                 (516) 938-5544
              (Registrant's telephone number, including area code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

     On August 3, 2005, upon the recommendation of the Nominating and Governance Committee of the Board of Directors of Griffon Corporation (the "Registrant"), the Board of Directors appointed General Donald J. Kutyna as a member of the Board of Directors to fill a vacancy on the Board of Directors. General Kutyna has also been appointed to the Ethics Oversight Committee of the Board of Directors.

     There is no arrangement or understanding between General Kutyna and any other person pursuant to which General Kutyna was appointed as a director of Registrant.

     There were no transactions or series of transactions, since the beginning of the Registrant's last fiscal year, or any currently proposed transaction or series of transactions to which the Registrant was or is to be a party, in which the amount involved exceeds $60,000 and in which General Kutyna had, or will have, a direct or indirect material interest.

     On August 8, 2005, the Registrant issued a press release announcing the appointment of General Kutyna. A copy of the press release is attached hereto as
Exhibit 99.1.

ITEM 8.01   OTHER EVENTS.

     On August 8, 2005, the Registrant issued a press release announcing an increase in the number of shares eligible to be purchased by the Registrant pursuant to its stock buyback program. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)    EXHIBITS

       99.1  Press Release dated August 8, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GRIFFON CORPORATION


                                     By:   /s/Patrick Alesia
                                         --------------------------------------
                                         Patrick Alesia
                                         Vice President, Treasurer and Secretary



Date:  August 8, 2005


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                                  EXHIBIT INDEX

         99.1     Press Release dated August 8, 2005.